Exhibit 10.39

Ground Lease Agreement

UENO FINE CHEMICALS INDUSTRY LTD. (hereinafter, “Party A”), and R-Tech Ueno, Ltd. (hereinafter, “Party B”) form the following agreement regarding the ground lease of the land owned by Party A which is described at the end of the document (hereinafter, “This Land”).

Article 1 (Purpose of Use)

Party A agrees to lease This Land in order for Party B to have ownership of a building.

Article 2 (Lease term)

1.	The lease period for This Land is 30 years from April 1, 2001.
2.	If attempting to end this agreement after fulfilling the above-stated period, Party A or Party B must inform the other in writing by 3 months prior.
3.	After fulfillment of the contract period, this contract can be extended for 20 years by agreement between Party A and Party B. Following fulfillment of that period, the contract can be extended by 10 years.

Article 3 (Cancellation during the contract period)

If attempting to cancel this contract, Party A or Party B must inform the other in writing 3 months prior and cancellation must be based on consent between Party A and Party B.

Article 4 (Security deposit)

1.	Party B shall pay a security deposit to Party A of an amount […***…] of […***…] by the first day of the leasing period.
2.	If the rent increases or decreases, the security deposit will increase or decrease accordingly with the difference settled within 1 month from the date of rent increase/decrease.
3.	Party B […***…] the […***…] to […***…] Party A.
4.	If based on this contract debts owed by Party B […***…], Party A […***…] the […***…] for this […***…]. After receiving a notice of […***…], […***…] must […***…] the […***…].
5.	No […***…] is […***…] to the […***…].
6.	After ending or cancelling this contract, and after Party B has left This Land in its original condition as well as fulfilling repayment of all debts owed to Party A, the remainder of the security deposit stipulated in Item 1 shall be returned to Party B.

Article 5 (Rent)

The rent for 1 month shall be a sum of 401,000 yen, with the following month’s portion paid by Party B to Party A by the end of every month. When the above-stated rent has been deemed inequivalent to the circumstances based on fluctuations in commodities, increases in land tax, public charges and other administrative costs, rent fluctuations in adjacent areas, and other economic factors, it can be modified by Party A and Party B.

Article 6 (Delinquency charges)

If Party B falls into delinquency regarding payment of rental fees, delinquency charges of […***…] shall be applied each day from the day of delinquency.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 7 (Tax and public charges)

The fixed property tax, land holding tax, and other taxes for This Land will be borne by Party A.

Article 8 (Contract termination)

If circumstances arise such that any of the following items (1), (2), (4), or (5) become applicable to Party B, Party A can terminate the contract without prior notice. Also, should circumstances arise such that item (3) becomes applicable to Party B, Party A will demand of Party B resolution of the applicable situation within 30 days, and can terminate this contract if the applicable situation has still not been resolved after that period. For all cases, if Party A incurs any damages, a demand can be made of Party B for compensation of those damages.

(1)	Delinquency in payment beyond 2 months for the rent and other debts.
(2)	If the leased property is used for purposes other than stated in Article 1.
(3)	Violation of this contract or any of the items in appended agreements.
(4)	When provisional seizure, provisional injunction, compulsory execution, bankruptcy, civil rehabilitation, corporate restructuring, corporate renewal, liquidation, special liquidation, or dissolution proceedings have begun.
(5)	When trust has been damaged considerably.

Article 9 (Gratuitous return)

In the future, when this contract is cancelled or ends due to term fulfillment, Party B will not invoice Party A for evacuation fees, business guarantees, or any other items whatsoever.

Article 10 (Items not stipulated)

When necessary, Party A and Party B shall cooperate in good faith to resolve issues surrounding items not provided for by this contract and items where doubt has arisen regarding interpretation.

IN WITNESS WHEREOF, Party A and Party B hereto have executed this agreement in duplicate by placing their respective signatures and seals thereon, and each party shall keep one original.

March 16, 2001

Party A
2-4-8 Koraibashi, Chuo-ku, Osaka-shi
UENO FINE CHEMICALS INDUSTRY LTD.
[…***…] [seal] [seal]

Party B
4-1 Techno-park, Sanda-shi, Hyogo-ken
R-Tech Ueno Ltd.
[…***…] [seal] [seal]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Diagram of land for lease

The land which Party A rents to Party B, and Party B rents from Party A is as follows.

4-1 Techno-park, Sanda-shi, Hyogo-ken

Pharmaceutical product bulk factory Plot […***…] m2

[…***…].

END

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

R-Tech Ueno [illegible] [seal]

UENO FINE CHEMICALS INDUSTRY LTD Sanda branch

[MAP OF LEASED PREMISES]

[…***…]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.